                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CODORUS VALLEY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  April 8, 1999


Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

     On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 18, 1999 at 9:00 a.m., Eastern Daylight Time. This year's annual meeting will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the annual meeting you will have the opportunity to ask questions and to make comments. Enclosed with this proxy statement are your proxy and Codorus Valley Bancorp, Inc.'s 1998 Annual Report.

     The principal business of the meeting is to elect three (3) Class C directors to serve a term of three years, to ratify the selection of Ernst & Young LLP as the independent auditors of Codorus Valley Bancorp, Inc. for 1999, and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     You will notice that this year's proxy statement is written in "plain English." We hope that you like the new format and find the proxy statement easier to read.

     I am delighted you have chosen to invest in Codorus Valley Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save Codorus Valley Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you on May 18, 1999, at Codorus Valley Bancorp, Inc.'s annual meeting.

                                             Sincerely,

                                             /s/ Larry J. Miller, President
                                             ------------------------------
                                             Larry J. Miller, President
                                             and Chief Executive Officer

             Codorus Valley Bancorp, Inc., 105 Leader Heights Road,
                      P. O. Box 2887, York, PA 17405-2887

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


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         OF CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 18, 1999

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that Codorus Valley Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 18, 1999, at 9:00 a.m., Eastern Daylight Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, to consider and vote upon the following proposals:

    1. Election of three Class C Directors: D. Reed Anderson, Esquire, MacGregor S. Jones, and Larry J. Miller each for a term of three years.

    2. Ratification of the selection of Ernst & Young LLP as the independent auditors for Codorus Valley Bancorp, Inc. for 1999.

    3.  Transaction of any other business properly presented at the Annual
        Meeting.

     Shareholders of record as of March 26, 1999, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will avoid expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of Codorus Valley Bancorp, Inc. and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     Codorus Valley Bancorp, Inc.'s Board of Directors is distributing this proxy statement, form of proxy and Codorus Valley Bancorp, Inc.'s 1998 Annual Report on or about April 8, 1999.

                             By Order of the Board of Directors,


                             /s/ Harry R. Swift, Esquire
                             --------------------------------
                             Harry R. Swift, Esquire
                             Secretary

York, Pennsylvania
April 8, 1999

                             YOUR VOTE IS IMPORTANT.
            TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE
              ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED,
                          POSTAGE-PAID RETURN ENVELOPE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                Table of Contents
                                -----------------

Proxy Statement Page

General Information.........................................................1
     Date, Time and Place of the Annual Meeting.............................1
     Description of Codorus Valley Bancorp, Inc.............................1

Voting Procedures...........................................................2
     Solicitation and Voting of Proxies.....................................2
     Quorum and Vote Required for Approval..................................3
     Revocability of Proxy..................................................4
     Methods of Voting......................................................4

Board of Directors and Executive Officers...................................5
     Governance.............................................................5
     Directors and Executive Officers of CVB................................5
     Executive Officers of the Bank.........................................6
     Committees and Meetings of CVB's and the Bank's Board of Directors.....6
          o Committees of the Board of Directors of the Bank Table..........7
     Compensation of the Board of Directors.................................7
          o Individual Option/SAR Grants Table..............................8
     Independent Directors' Deferred Compensation Plan......................8

Board of Directors Report on Executive Compensation.........................8
     Compensation Committee Report..........................................8
     Chief Executive Officer Compensation...................................9
     Executive Officers.....................................................9

Compensation Committee Interlocks and Insider Participation.................10

Executive Compensation......................................................10
          o Summary Compensation Table......................................11
          o Options/SAR Grants Table........................................11
          o Aggregated Option/SAR Exercises Table...........................12
     Stock Incentive Plan...................................................12
     Retirement Plan........................................................13
     401(k) Plan............................................................13
     Employment Contract with Change of Control Provision...................13
     Change of Control Agreement............................................14
     Salary Continuation Agreements.........................................15
     Group Term Life Insurance Replacement Plans ...........................15

Certain Relationships and Related Transactions..............................15



Election of Directors.......................................................16
     Qualification and Nomination of Directors..............................16
     Information as to Nominees and Directors...............................17

Performance Graph...........................................................19

Beneficial Ownership of CVB's Stock Owned by
     Principal Owners and Management........................................20
     Principal Shareholders.................................................20
     Share Ownership by the Directors, Officers and Nominees................20

Section 16(a) Beneficial Ownership Reporting Compliance.....................22

Proposals...................................................................22
     Election of Class C Directors..........................................22
     Ratification of Selection of Independent Auditors......................23

Shareholder Proposals for 2000 Annual Meeting...............................24

Annual Report...............................................................24

Other Matters That May Come Before the Annual Meeting.......................24

Additional Information......................................................24

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          CODORUS VALLEY BANCORP, INC.
                           TO BE HELD ON MAY 18, 1999

                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     Codorus Valley Bancorp, Inc. (CVB), a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. The annual meeting will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 18, 1999 at 9:00 a.m., Eastern Daylight Time.

     The principal executive office of Codorus Valley Bancorp, Inc. is located at Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403; the telephone number is (717) 747-1519 or (800) 646-1970. All inquiries should be directed to Larry J. Miller, President and Chief Executive Officer of Codorus Valley Bancorp, Inc.

Description of Codorus Valley Bancorp, Inc.

     Codorus Valley Bancorp, Inc. was incorporated in 1986 and became effective in March of 1987 as a one-bank holding company under the laws of Pennsylvania. PeoplesBank, A Codorus Valley Company (the Bank) is a wholly-owned subsidiary of CVB.

     CVB is mailing a copy of the annual report for the fiscal year ended December 31, 1998, with this Notice. You may obtain a copy of CVB's annual report for the 1997 fiscal year at no cost by contacting Jann Allen Weaver, Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887, Telephone (717) 747-1519 or (800) 646-1970.

     Since we have not authorized anyone to provide you with different information, you should rely only on the information contained in this document or on documents that we refer you to. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at CVB subsequent to printing this proxy statement that might affect your decision.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors of CVB is soliciting this proxy for use at the 1999 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. The directors, officers and other employees of CVB may solicit proxies in person or by telephone, telecopy, telegraph or mail, but only for use at the annual meeting. CVB will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that CVB sends to shareholders. CVB will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. CVB will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on Friday, March 26, 1999, (the Voting Record Date), may vote at the annual meeting. CVB's records show that, as of the Voting Record Date, 2,300,415 shares of CVB's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 20 for a list of the persons known by CVB to be the beneficial owner of five percent (5%) or more of CVB's common stock as of the Voting Record Date.

     By properly completing a proxy, the shareholder appoints Dallas L. Darr, Mildred L. Lackey or George E. McCullough as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any proxy not specifying to the contrary as follows:

     FOR the election of D. Reed Anderson, Esquire, MacGregor S. Jones, and Larry J. Miller as Class C Directors of Codorus Valley Bancorp, Inc. for three-year terms expiring in 2002; and

     FOR the ratification of the selection of Ernst & Young LLP, as the independent auditors of Codorus Valley Bancorp, Inc. for 1999.

     The Board of Directors of Codorus Valley Bancorp, Inc. will mail this proxy statement to the shareholders of CVB on or about April 8, 1999.

     If a shareholder is a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for the shares held in the plan. Instead, Norwest Bank Minnesota, N.A., as the administrator of the plan will provide plan participants with separate voting instruction cards covering the shares held in the Dividend Reinvestment and Stock Purchase Plan. These separate voting instruction cards must be signed and returned or the shares held in the plan will not be voted.

         If your proxy card is signed but does not indicate your voting preferences, the plan administrator will vote your shares in favor of the proposals. If you do not vote, the plan administrator will vote your shares in proportion to the other proxies received. Whole shares credited to your dividend reinvestment account as of March 26, 1999, are included on your proxy card. Fractional shares are not.

Quorum and Vote Required For Approval

     CVB is currently authorized to issue 10,000,000 shares of common stock, par value $2.50 per share.

     At the close of business on March 26, 1999, CVB had 2,300,415 shares of common stock outstanding. Currently CVB's common stock is the only issued and outstanding class of stock.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the Bylaws of CVB, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum for the particular matter. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders will be elected. The proxy holders will not cast votes withheld or broker non-votes for the nominees. Cumulative voting rights do not exist for the election of directors. Each share of common stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each of the three nominees in the class to be elected.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

         Shareholders who sign proxies may revoke them at any time before they are voted by:

         o        delivering written notice of the revocation to Harry R.
                  Swift, Esquire, Corporate Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center,
                  105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887; or

         o delivering a properly executed proxy bearing a later date to Harry R. Swift, Esquire, Corporate Secretary of Codorus Valley Bancorp, Inc., at Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887; or

         o attending the meeting and voting in person after giving written notice to the Secretary of Codorus Valley Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Harry R. Swift, Esquire, Corporate Secretary, at (717) 747-1519 or (800) 646-1970.

    Methods of Voting

    Voting by Proxy
    --------------

    1.   Mark your selections.

    2.   Date your proxy and sign your name exactly as it appears on your proxy.


    Voting in Person
    ----------------

    1.   Attend the annual meeting and show proof of eligibility to vote.

    2.   Obtain a proxy.

    3.   Mark your selections.

    4. Date your proxy and sign your name exactly as it appears on the proxy and in the transfer books of Codorus Valley Bancorp, Inc.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The Board of Directors of CVB oversees all business, property, and affairs of CVB. The Chairman and officers keep the members of the Board informed of CVB's business through discussions at Board meetings and by providing materials to them. During fiscal 1998, the Board of Directors of CVB held fourteen (14) meetings. The Board of Directors of the Bank held twenty-seven (27) meetings in 1998.

Directors and Executive Officers of CVB

     The following table sets forth selected information about the directors and executive officers of CVB. The officers are elected by the Board of Directors and each holds office at the discretion of the Board of Directors.

                                                        Position Held  Age as of
Name                            Position with CVB             Since    March 26,
----                            ----------------         -------------      1999
                                                                            ----
George A. Trout, D.D.S.     Chairman of the Board            1994            64
                            Class A Director                 1986

Barry A. Keller             Vice Chairman of the Board       1994            65
                            Class B Director                 1986

Rodney L. Krebs             Treasurer                        1990            58
                            Class A Director                 1988

Dallas L. Smith             Class A Director                 1986            53

Donald H. Warner            Vice President                   1993            60
                            Class B Director                 1990

M. Carol Druck              Class B Director                 1988            50

Larry J. Miller             President                        1986            47
                            Chief Executive Officer          1986
                            Class C Director                 1986

MacGregor S. Jones          Class C Director                 1993            53

D. Reed Anderson, Esquire   Class C Director                 1994            56

Harry R. Swift, Esquire     Secretary                        1998            51

Jann Allen Weaver           Assistant Treasurer              1991            49
                            Assistant Secretary              1991

Executive Officers of the Bank

     The following table sets forth selected information about the executive officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors.

                                                   Position Held   Age as of
        Name                    Position                Since     March 26,1999
       -----                    --------                -----     -------------
Barry A. Keller        Chairman of the Board            1994           65

Larry J. Miller        President and Chief Executive    1981           47
                       Officer

Harry R. Swift, Esq.   General Counsel and Chief        1997           51
                       Administrative Officer

Jann Allen Weaver      Senior Vice President and Chief  1989           49
                       Financial Officer


Committees and Meetings of CVB's and the Bank's Board of Directors

     The Board of Directors of CVB has, at present, no standing committees. CVB does not have a compensation or a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of CVB in accordance with Section 10.1 of CVB's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of CVB in writing not less than ninety (90) days prior to the date of any meeting of shareholders called for the election of directors.

     During 1998, the Bank's Board of Directors maintained four (4) standing committees: Executive, Audit, Trust and Investment Services, and Asset-Liability
(ALCO). The function of each of these committees is described below.

EXECUTIVE: This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regular meetings of the Board of Directors. This committee did not meet in 1998. All matters were considered by the entire Board of Directors. Mr. Barry A. Keller serves as Chairman of this committee.

AUDIT: This committee jointly serves CVB and the Bank. It recommends the outside auditor for each fiscal year and oversees the Bank's audit function. This committee is also the source for reports concerning factual conflicts of interest. It reviews circumstances regarding conflicts of interest and reports to the full Board of Directors. This committee met 4 times in 1998. Mr. MacGregor S. Jones serves as Chairman of this committee.

TRUST AND INVESTMENT SERVICES: This committee makes recommendations and supervises the operation of the Trust and Investment Services Division. This committee met 11 times in 1998. D. Reed Anderson, Esq. serves as Chairman of this committee.

ASSET-LIABILITY: This committee reviews the asset-liability and interest rate risk management of the Bank. This committee met 6 times in 1998. Mr. Larry J. Miller serves as Chairman of this committee.

     During 1998, CVB's Board of Directors held fourteen (14) meetings and the Bank's Board of Directors held twenty-seven (27) meetings. Each director attended at least 75% of the combined total number of meetings of CVB's and the Bank's Boards and the committees of which he or she is a member.


                Committees of the Board of Directors of the Bank
 -------------------------------------------------------------------------------------------

                                                                               Meetings Held
  Committee                             Members                                    in 1998
  ---------                            -------                                    -------

--------------------------------------------------------------------------------------------
  EXECUTIVE           Barry A. Keller, Chair, George A. Trout, D.D.S., Larry J.      0
                      Miller, D. Reed Anderson, Esq., Dallas L. Smith
--------------------------------------------------------------------------------------------
  AUDIT               MacGregor S. Jones, Chair, Rodney L. Krebs, Dallas L.          4
                      Smith
--------------------------------------------------------------------------------------------
  TRUST AND           D. Reed Anderson, Esq., Chair, M. Carol Druck, Donald H.
  INVESTMENT          Warner                                                        11
  SERVICES
--------------------------------------------------------------------------------------------
  ASSET-LIABILITY     Larry J. Miller, Chair, George A. Trout, D.D.S., and non-      6
                      directors Todd A. Tyson, Jann A. Weaver
--------------------------------------------------------------------------------------------

Compensation of the Board of Directors

     In 1998, the Board of Directors of CVB were not paid for attendance at Board of Directors meetings or committee meetings.

     During 1998, the Bank paid a monthly retainer of $600 to non-employee Bank directors, plus $350 for each regular or special meeting attended, and $100 per hour for each committee meeting attended. The Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. The Chairman of the Bank's Board of Directors received a monthly retainer of $700 in 1998. In addition, the Bank paid life insurance premiums on behalf of the non-employee Bank directors, which amounted to $1,358 in 1998. In the aggregate, the Bank paid to the Board of Directors $121,068, which does not include $7,200 deferred by Mr. Keller, pursuant to the Independent Directors' Deferred Compensation Plan, described below, for all services rendered in 1998.

         The following table sets forth certain information relating to non-qualified stock options granted by CVB to the Directors of CVB during 1998, pursuant to CVB's 1998 Independent Directors' Stock Option Plan.

                          INDIVIDUAL OPTION/SAR GRANTS
--------------------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------------------
                              Number of Securities Percent of Total
                                   Underlying        Options/SARs   Exercise or
                                  Options/SARs        Granted to    Base Price    Expiration
             Name                  Granted(#)         Directors       ($/Sh)         Date
              (a)                      (b)               (c)            (d)           (e)

  D. Reed Anderson, Esq.              4,000             12.5%         $22.05        6/22/08
  M. Carol Druck                      4,000             12.5%         $22.05        6/22/08
  MacGregor S. Jones                  4,000             12.5%         $22.05        6/22/08
  Barry A. Keller                     4,000             12.5%         $22.05        6/22/08
  Rodney L. Krebs                     4,000             12.5%         $22.05        6/22/08
  Dallas L. Smith                     4,000             12.5%         $22.05        6/22/08
  George A. Trout, D.D.S.             4,000             12.5%         $22.05        6/22/08
  Donald H. Warner                    4,000             12.5%         $22.05        6/22/08

  Independent Directors' Deferred Compensation Plan

     CVB maintains a Deferred Compensation Plan for certain independent directors. Plan participants may elect to defer receipt of compensation in order to provide certain benefits taxable under Section 451 of the Internal Revenue Code. This is an unfunded plan of CVB.


                          BOARD OF DIRECTORS REPORT ON
                             EXECUTIVE COMPENSATION

Compensation Committee Report

     The Board of Directors of CVB governs CVB and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best interests of CVB's shareholders, customers, and the communities served by CVB and its subsidiaries. To accomplish the strategic goals and objectives of CVB, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The Board of Directors' fulfills part of its strategic mission through the compensation of these individuals. The Bank, the wholly-owned financial subsidiary of CVB, provides compensation to the employees of CVB and the Bank.

     CVB seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The entire Board of Directors administers the compensation program. The Board seeks to establish a fair compensation policy to govern the executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the products and services of CVB the results of which will be improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of our shares.

     The Board reviews and annually approves the compensation of CVB's and the Bank's top executives, including the chief executive officer, general counsel, the senior vice president, and all other vice presidents. As a guideline in determining base salaries, the Board uses information composed of a Pennsylvania bank peer group. This peer group of banks with assets of $200 million to $500 million is different than the peer group utilized for the performance charts. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ, which may not be located in Pennsylvania. CVB utilizes Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

Chief Executive Officer Compensation

     The Board of Directors has determined that the Chief Executive Officer's 1998 compensation of $175,000, a twelve and eight-tenths percent (12.8%) increase in aggregate Chief Executive Officer compensation over 1997 was appropriate in light of the following 1997 CVB accomplishments: successful completion of the annual business plan, construction and occupancy of the Codorus Valley Corporate Center and completion of other long term strategic initiatives. No direct correlation exists between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation, and any of the above criteria, nor does the Board give any weight to any of the above specific individual criteria. The Board subjectively determines the increase in the Chief Executive Officer's compensation based on a review of all relevant information, including the above.

Executive Officers

     The Board of Directors established that the 1998 compensation of CVB's and the Bank's executive officers increased by approximately eight percent (8%) over 1997 compensation. The Board determined these increases based on its subjective analysis of individual's contribution to CVB's strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors, including the following: CVB's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and an employee's compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information, including the above.

     In addition to base salary, executive officers of CVB and the Bank may participate in annual and long-term incentive plans, including the Bank's 401(k) plan and CVB's stock incentive plan. (See pages 12 and 13 for more information.)

     General labor market conditions, the specific responsibilities of the individual, and the individual's contributions to CVB's success influence total compensation opportunities available to the employees of CVB and the Bank. The Board reviews individuals annually on their anniversary date of hire and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, CVB strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

                               Board of Directors

D. Reed Anderson, Esq.         Barry A. Keller         Dallas L. Smith
M. Carol Druck                 Rodney L. Krebs         George A. Trout, D.D.S.
MacGregor S. Jones             Larry J. Miller         Donald H. Warner



                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Mr. Larry J. Miller, President and Chief Executive Officer of CVB and the Bank, participated in the discussion relating to the compensation of all employees of the Bank; but, he neither participates in conducting his own review nor takes part in determining his own compensation.


                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual compensation for services in all capacities to CVB and to the Bank for the fiscal years ended December 31, 1998, 1997, and 1996 of those persons who were, at December 31, 1998, (1) the Chief Executive Officer, and (2) the other four most highly compensated executive officers of CVB and of the Bank to the extent that their total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         (a)              (b)     (c)       (d)     (e)       (f)       (g)     (h)       (i)
                                                                                          All
       Name                                         Other            Restricted          Other
       and                                          Annual    Stock   Options/   Pay-   Compen-
    Principal                    Salary     Bonus   Compen-  Awards     SARs     outs   sation
     Position             Year    ($)        ($)    sation     ($)    (#) (1)     ($)   ($)(2)(3)(4)
-----------------------   ----   -------   ------   ------   ------   ------   ------   ------

Larry J. Miller,          1998   175,386        0        0        0    4,000        0   16,125
President and             1997   155,161        0        0        0   29,400        0   14,941
Chief Executive           1996   143,252   10,000        0        0   13,230        0   14,322
Officer of CVB
and the Bank
Harry R. Swift,           1998   137,560        0        0        0    2,000        0    9,476
Secretary of              1997   N/A         --       --       --       --       --       --
CVB,                      1996   N/A         --       --       --       --       --       --
General Counsel
and Chief
Administrative
Officer of the
Bank
-----------------------

(1) As adjusted for all stock dividends paid through December 31, 1998

(2) Includes Bank contributions to the 401(k) Plan on behalf of Mr. Miller of $4,421, $3,107, and $2,798 for 1998, 1997 and 1996, respectively.

(3) Includes Life Insurance Premiums on behalf of Mr. Miller of $1,432, $1,562, and $1,288 for 1998, 1997 and 1996, respectively; and Life Insurance Premiums on behalf of Mr. Swift of $1,226 for 1998.

(4) Includes the payment of club dues in the amount of $1,020, $1,020, and $984 for each of 1998, 1997 and 1996, respectively, as well as a car for Mr. Miller, valued at $9,252 for each of 1998, 1997 and 1996. Also includes a vehicle for Mr. Swift valued at $8,250 in 1998.


     The following table sets forth certain information relating to qualified stock options granted by CVB to certain officers of CVB and the Bank during 1998, pursuant to CVB's 1996 Stock Incentive Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------

                                         Individual Grants
                                                                                             Potential Realizable Value at
                     Number of Securities   % of Total Options/                                Assumed Annual Rates of
                          Underlying         SARs Granted to        Exercise or               Stock Price Appreciation for
                         Options/SARs        Employees in           Base Price     Expiration        Option Term
Name                     Granted (#)          Fiscal Year             ($/Sh)          Date         5% ($)   10% ($)
----------------    --------------------   ----------------        ------------    -----------    ------   -------
      (a)                   (b)                   (c)               (d)               (e)           (f)       (g)
Larry J. Miller,             4,000/0              21.0%            19.625           11/24/08       49,360   125,120
President and
CEO of CVB and
the Bank
Harry R. Swift,              2,000/0              10.5%            18.875           12/22/08       23,740    60,160
General Counsel and
Chief Administrative
Officer of the Bank

         The following table sets forth certain information relating to non-qualified stock options granted to outside directors of CVB during 1998. No options were exercised in fiscal 1998.

             AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/ SAR VALUES
-------------------------------------------------------------------------------------------------------------------

     (a)                   (b)                (c)                   (d)                           (e)
                                                           Number of Securities
                                                          Underlying Unexercised       Value of Unexercised In-
                                                               Options/SARs            the-money Options/ SARs
                         Shares                              at FY-End (#) (1)           at FY-End ($)(1)(2)
                      Acquired on           Value
  Name                Exercise (#)     Realized ($)(2)  Exercisable/Unexercisable     Exercisable/Unexercisable
  ----                ------------     ------------     -------------------------     -------------------------

  D. Reed                                                         4,000/0                        0/0
  Anderson, Esq.           -0-                -0-
  M. Carol Druck           -0-                -0-                 4,000/0                        0/0
  MacGregor S.                                                    4,000/0                        0/0
  Jones                    -0-                -0-
  Barry A. Keller          -0-                -0-                 4,000/0                        0/0
  Rodney L. Krebs          -0-                -0-                 4,000/0                        0/0
  Dallas L. Smith          -0-                -0-                 4,000/0                        0/0
  George A. Trout,         -0-                -0-                 4,000/0                        0/0
  D.D.S.
  Donald H.                -0-                -0-                 4,000/0                        0/0
  Warner
  -------------

(1) As adjusted for all stock dividends paid through December 31, 1998.

(2) The fair market value of CVB's common stock on December 31, 1998 was less than the exercise price.

Stock Incentive Plan

     CVB maintains the 1996 Stock Incentive Plan (the plan) that was approved by the shareholders at the 1996 annual meeting to advance the development, growth and financial condition of CVB and its subsidiaries. CVB originally reserved 50,000 shares under the plan, or 72,630 shares, as adjusted for stock dividends. The plan provides for awards of qualified stock options and non-qualified stock options and is administered by a disinterested committee of CVB's Board of Directors. In 1998, 19,000 qualified stock options were granted under the plan.

Retirement Plan

     CVB does not have a defined benefit retirement or pension plan. Until April 30, 1997, however, the Bank maintained a retirement plan for officers and employees. All officers and employees who met the service requirements were eligible for the retirement plan after the first full year of service with the Bank.

     The retirement plan terminated, effective April 30, 1997. The Board took this action after determining that the costs associated with the retirement plan exceeded the eventual benefit to employees, and that there were more beneficial alternatives available. When the plan was terminated, excess assets were distributed to plan participants in the form of cash or deposited to another retirement plan. Retirees received an irrevocable annuity. Assets of the retirement plan were adequate to fund all benefit liabilities.

401(k) Plan

     The Bank maintains and sponsors a defined contribution 401(k) plan. The 401(k) plan is administered by a committee designated by the 401(k) plan sponsor. Larry J. Miller, President and Chief Executive Officer of CVB and the Bank and Connie E. Sohnleitner, Vice President/Human Resources Division of the Bank are the 401(k) plan trustees. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the 401(k) plan, an employee must attain the age of 21, successfully complete any probationary period(s) and, if part time, complete 1,000 hours of service per year. An eligible employee may elect to contribute certain portions of salary, wages, bonus (other than year-end bonus), or other direct remuneration to the 401(k) plan. Generally, eligible employees may not contribute more than 20% of such compensation. The Bank matches a certain percentage of the employee's contribution. In 1998, 1997 and 1996, the Bank matched 50% of the first 6% of the employee's contribution. The Bank's contributions to the 401(k) plan for each participant vest in three years from plan enrollment. The employee's contributions to the 401(k) plan vest immediately. The Bank incurred expenses of $58,000, $51,000, and $44,000, for financial reporting purposes during 1998, 1997 and 1996, respectively, in connection with the 401(k) plan.

Employment Contract with Change of Control Provision

     During 1993, CVB, the Bank and Mr. Larry J. Miller, President and Chief Executive Officer of CVB and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year unless CVB and the Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of CVB and of the Bank and as a member of the Boards of Directors of CVB and of the Bank. Pursuant to the employment agreement, Mr. Miller was entitled to an annual direct salary of $175,000 in 1998. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of CVB and the Bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on CVB's or the Bank's Board of Directors or committees thereof. Mr. Miller is also entitled to receive the employee benefits made available by the Bank to its employees and to use a vehicle provided by the Bank.

     As amended in October of 1997, the agreement with Mr. Miller provides that if his employment is terminated by CVB or the Bank, due to death, disability or "for cause", then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by CVB or the Bank other than pursuant to death, disability or for cause, then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for "good reason", then he is entitled to an amount equal to his direct annual salary. As amended in 1997, if Mr. Miller's employment is terminated as a result of a change in control, then he is entitled to receive a lump sum payment equal to
2.99 times his then current direct annual salary and will continue his eligibility to participate in all employee benefit plans and programs in which he was previously entitled to participate.

Change of Control Agreement

     In October 1997, CVB, the Bank and Mr. Harry R. Swift, General Counsel and Chief Administrative Officer of CVB and the Bank, entered into a change of control agreement that provides certain benefits to Mr. Swift in the event of a change of control. The agreement becomes operative only upon a change in control of CVB or the Bank or other specified event. The initial term of the agreement is for a period of thirty-nine (39) months and each term thereafter will consist of a thirty-six (36) month period, which term renews automatically for an additional twelve months (12) at the end of each calendar year unless CVB and the Bank provide written notice to Mr. Swift of non-renewal. The agreement specifies payments upon termination as of the date of the change of control at not less than 2 times Mr. Swift's then current annual direct salary.

Salary Continuation Agreements

     On October 1, 1998, the Bank and Larry J. Miller and Harry R. Swift, respectively, entered into salary continuation agreements. These agreements provide for certain payments to the named executives following the executive's normal retirement date and continuing for one hundred seventy-nine (179) months. The agreements contain provisions for early retirement, disability benefits, death benefits and payments on certain changes of control. The agreements also contain non-competition provisions.

Group Term Life Insurance Replacement Plans

     The Bank entered into group term life insurance replacement plans for certain executive officers. These plans are the funding vehicle for payments to the executives upon certain specified events. The specified events include change of control and normal retirement of the executive. In addition, the Bank has entered into a director approved group term life insurance replacement plan with the directors of CVB. This plan provides for certain payments to accrue to the directors following termination of their service as a member of CVB's Board of Directors. These supplemental retirement plans replaced, in part, other insurance coverages.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CVB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of CVB and the Bank, or any associate of the foregoing persons. CVB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of CVB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers of the Bank.

     Total loans outstanding from the Bank at December 31, 1998, to CVB's and the Bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of ten percent (10%) or more amounted to $2,964,000, or approximately 14.2% of the total equity capital of the Bank. The Bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1998 to officers and directors of CVB and the Bank as a group was $4,030,000. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 18, 1999, to the above described group was $2,635,000.

                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Section 10.2 of CVB's Bylaws authorizes the number of directors to be not less than five (5) nor more than twenty-five (25). The Bylaws provide for three
(3) classes of directors with staggered three-year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained the age of 21 years. No person shall serve as a director after he or she has attained the age of 70 years. Each director shall also hold solely, in his or her name, at least 100 shares of common stock, which shares shall be free of any liens or other forms of encumbrances. The Board of Directors nominated the three (3) persons named below to serve as directors until the 2002 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to Section 11.1 of CVB's Bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of CVB's Bylaws, the Board of Directors is divided into three (3) classes, whose terms expire at successive annual meetings. Therefore, the Bylaws provide for a classified Board of Directors with staggered three-year terms of office. Currently, Class A consists of three (3) directors, Class B consists of three (3) directors, and Class C consists of three (3) directors. Shareholders will elect three (3) Class C directors at the annual meeting to serve for a three-year term that expires at CVB's annual meeting in the year 2002.

     The proxy holders intend to vote such proxy for the election of each of the three (3) nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors is proposing the following nominees for election as Class C Directors at the annual meeting:

                  o        D. Reed Anderson, Esq.
                  o        MacGregor S. Jones
                  o        Larry J. Miller

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE THREE (3) NOMINEES LISTED ABOVE AS CLASS C DIRECTORS OF CVB.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You can find the information about the share ownership of the nominees and other directors on pages 20-22.

Current Class C Directors (to serve until 1999)
         and
Nominees for Class C Directors (to serve until 2002)

D. Reed Anderson, Esq.

     Mr. Anderson, age 56, has served as a member of the Board of Directors of CVB and the Bank since 1994. He currently serves as Chairman of the Trust and Investment Services Committee. Mr. Anderson is an attorney-at-law with the firm of Stock and Leader, P.C., located in York, Pennsylvania.

MacGregor S. Jones

     Mr. Jones, age 53, has served as a member of the Board of Directors of CVB and the Bank since 1993. He served as Assistant Secretary of CVB from January 1994 to April 1997 and currently serves as Chairman of the Audit Committee. Mr. Jones is the President of Mac Jones Ford, Inc., an automobile dealership located in Red Lion, Pennsylvania.

Larry J. Miller

     Mr. Miller, age 47, has served as the President and Chief Executive Officer and a Director of the Bank since 1981 and the President and Chief Executive Officer and a Director of CVB since 1986. He currently serves as Chairman of the Asset-Liability Committee.

                  Board of Directors - Continuing as Directors

Class A Directors (to serve until 2000)

Rodney L. Krebs

     Mr. Krebs, age 58, has served as the Treasurer of CVB since 1990 and has been a member of the Board of Directors of CVB and the Bank since 1988. Mr. Krebs is the President of Springfield Contractors, Inc., a heavy equipment/earth moving firm located near Glen Rock, Pennsylvania.

Dallas L. Smith

     Mr. Smith, age 53, served as Secretary of CVB from January 1994 to May 1998. He served as Assistant Treasurer and Assistant Secretary of CVB from November 1988 to January 1994. He has served as a director of the Bank since 1983 and a director of CVB since 1986. He is the President of Bruce V. Smith, Inc., a retail furniture corporation, located in Jacobus, Pennsylvania.

George A. Trout, D.D.S.

     Dr. Trout, age 64, has served as Chairman of CVB since January 1994. He served as Vice Chairman of CVB from January 1993 to January 1994; Vice President of CVB from November 1988 to January 1993; and Vice Chairman of the Bank since 1992. He has served as a member of the Board of Directors of the Bank since 1975 and of CVB since 1986. Dr. Trout is a dentist with his practice located in Shrewsbury, Pennsylvania.

Class B Directors (to serve until 2001)

M. Carol Druck

     Ms. Druck, age 50, has served as a director of CVB and the Bank since 1988. She served as Assistant Secretary of CVB from April 1990 to April 1997 and as Assistant Treasurer of CVB from January 1994 to April 1997. Ms. Druck is the President of Druck Realty, Inc. and is a realtor with Jack Gaughen Realty,
Inc., located in Jacobus, Pennsylvania.

Barry A. Keller

     Mr. Keller, age 65, has served as a director of the Bank since 1977 and as a director of CVB since 1986. He has served as Vice Chairman of CVB since 1994; as Secretary of CVB from November 1988 to January 1994; and as Chairman of the Bank since 1994. He is a retired insurance broker/consultant, formerly with Keller-Brown Insurance Services located in Shrewsbury, Pennsylvania.

Donald H. Warner

     Mr. Warner, age 60, has served as a director of CVB and the Bank since 1990. He has been a Vice President of CVB since 1993. Mr. Warner is the President of Warner Services, Inc., a moving and storage company, located in Red Lion, Pennsylvania.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on CVB's common stock against the cumulative total return of the S&P 500 Stock Index and the NASDAQ Bank Index for the period of five fiscal years commencing January 1, 1994 and ending December 31, 1998. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1993, in each of the Bank's Capital Stock, the S&P 500 Stock Index and the NASDAQ Bank Index, and that all dividends were invested in such securities over the past five years, the cumulative total return on such investment would be $222.83, $293.36 and $275.70, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                                   [GRAPHIC]

       In the printed version of the document, a line graph appears which depicts the following plot points:

                Comparison of Five Year Cumulative Total Return

                                   1993    1994    1995    1996    1997    1998
                                   ----    ----    ----    ----    ----    ----
Nasdaq Bank Index Total Return    100.00  104.56  151.42  191.02  312.48  275.70

Codorus Valley Bancorp, Inc.      100.00  104.01  138.94  151.36  244.14  222.83

S & P 500 Total Return Index      100.00   99.26  139.31  171.21  228.26  293.36

                             BENEFICIAL OWNERSHIP OF
                              CVB'S STOCK OWNED BY
                         PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of March 26, 1999, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of CVB's outstanding common stock, the number of shares beneficially owned by such person, and the percentage of CVB's outstanding common stock so owned.


                                    Amount and Nature of    Percentage of
  Name and Address                  Beneficial Ownership        Class
  ----------------                  --------------------    -------------
  PBT Company                             199,123(1)             8.66%
  PeoplesBank, A  Codorus Valley Company
  Trust & Investment Services Division
  Codorus Valley Corporate Center
  105 Leader Heights Road
  York, PA  17403

  (1) 151,265 shares of common stock beneficially owned by the Bank are held by the Bank's Trust and Investment Services Division (the TIS Division) in its fiduciary capacity. The TIS Division has sole voting and dispositive power over these shares of common stock. 39,436 shares of common stock beneficially owned by the Bank are held by the TIS Division in one trust account which provides for the Bank to exercise sole dispositive power. The TIS Division has shared voting power over these shares of common stock. 8,422 shares of common stock beneficially owned by the Bank are held by the TIS Division in agency accounts which provides for the Bank to exercise sole voting power. The TIS Division has no dispositive power over these shares of common stock. The Bank's TIS Division intends to cast all shares under its control FOR the election of the nominees for director named below, and FOR the ratification of Ernst & Young LLP, as the independent auditors for CVB.


Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of March 26, 1999, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees of CVB as a group. The percentage of outstanding stock is less than 1%, unless otherwise indicated.

                                                  Amount and
                                                  Nature of
  Name of Individual or                           Beneficial
  Identity of Group                               Ownership       Percentage of
                                                    (1)(2)            Class
                                                  ---------       -------------
  D. Reed Anderson, Esq.                               1,889(3)            --
  M. Carol Druck                                       2,870(4)            --
  MacGregor S. Jones                                  12,245(5)            --
  Barry A. Keller                                     41,977(6)           1.82%
  Rodney L. Krebs                                      7,828(7)            --
  Larry J. Miller                                      9,271(8)            --
  Dallas L. Smith                                      4,420               --
  George A. Trout, D.D.S.                             51,042(9)           2.21%
  Donald H. Warner                                       928(10)           --
  Harry R. Swift, Esq.                                   -0-               --
  Jann Allen Weaver, CPA                                 275(11)           --
  All Officers and Directors as a Group
  (9 Directors, 2 Officers, 11 persons in total)    132,745(12)           5.76%
  ------------

  (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 26, 1999. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest whole number.

  (2)    Information furnished by the Directors and CVB.

  (3)    Includes 1,158 shares held in the 401(k) plan of D. Reed Anderson.

  (4) Includes 1,897 shares held jointly with her spouse, Philip L. Druck, and 400 shares held in trust for grandchildren.

  (5) Includes 4,666 shares held in the IRA of MacGregor S. Jones, 5,254 shares held jointly with spouse, Kathleen C. Jones, and 1,735 shares held in the IRA of spouse, Kathleen C. Jones, individually.

  (6) Includes 2,662 shares held in the IRA of Barry A. Keller, and 10,959 shares held in the Harold Keller Family Trust under will, with trustee and remainder interest held by Mr. Keller.

  (7)    Includes 2,440 shares held in the IRA of Rodney L. Krebs.

  (8) Includes 6,590 shares held jointly with spouse, Sally M. Miller, 204 shares held jointly with R. Elizabeth Miller (mother), 536 shares held jointly with Michelle M. Miller (daughter), 536 shares held jointly with Timothy J. Miller (son), and 628 shares held in the IRA of Larry
         J. Miller.

  (9) Includes 5,651 shares held in the Defined Benefit Pension Plan of George A. Trout, D.D.S., and 44,207 shares held jointly with spouse, Lynn S. Trout.

  (10)   Includes 420 shares held in the IRA of Donald H. Warner.

  (11)   These shares are held jointly with his spouse, Grace Weaver.

  (12) Includes 7,745 shares reported in Schedule 13-G of PBT Co. (1,695 shares are held for the benefit of MacGregor S. Jones, and 6,050 shares are held for the benefit of Rodney L. Krebs.)


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires that CVB's officers and directors, and persons who own more than 10% of the registered class of CVB's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish CVB with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, CVB believes that during the period from January 1, 1998 through December 31, 1998, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of Ms. Druck who inadvertently filed a late Form 5 to report one transaction during 1998.

                                    PROPOSALS

  1.     ELECTION OF CLASS C DIRECTORS.

         Nominees for election this year are:

         o        D. Reed Anderson, Esq. (director since 1994)

         o        MacGregor S. Jones (director since 1993)

         o        Larry J. Miller (director since 1986)

         Each has consented to serve a three-year term. (See page 17 for more information.)

         If any director is unable to stand for re-election, the Board may designate a substitute. Proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the three (3) nominees will be unable to serve if elected.

         Cumulative voting rights do not exist with respect to the election of directors. The majority of shares present (in person or by proxy and entitled to vote at the annual meeting) must vote in the affirmative to elect a director.

         The Board of Directors recommends a vote FOR the election of the three
(3) nominees as Class C Directors.

2.       RATIFICATION OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS.

         The Audit Committee and the Board of Directors of CVB and the Bank believe that Ernst & Young's knowledge of CVB and the Bank is invaluable. Ernst & Young advised CVB that none of its members has any financial interest in CVB. Ernst & Young served as CVB's independent auditors for the 1998 fiscal year. They assisted CVB and the Bank with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. CVB's and the Bank's Board of Directors approved these non-audit services after due consideration of the auditors' objectivity and after finding them to be wholly independent.

         In the event that the shareholders do not ratify the selection of Ernst & Young as CVB's independent auditors for the 1999 fiscal year, the Board of Directors may choose another accounting firm to provide independent audit services for the 1999 fiscal year. Representatives of Ernst & Young will attend the annual meeting to answer questions.

         The majority of shares present (in person or by proxy and entitled to vote at the annual meeting) must vote in the affirmative to ratify Ernst & Young LLP as independent auditors for 1999.

         The Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the independent auditors of Codorus Valley Bancorp, Inc.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in CVB's proxy statement for its 2000 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Codorus Valley Bancorp, Inc. at its principal executive offices, Codorus Valley Corporate Center, 105 Leader Heights Road, P. O. Box 2887, York, Pennsylvania 17405-2887, not later than Friday, December 10, 1999.

                                  ANNUAL REPORT

         A copy of CVB's annual report for its fiscal year ended December 31, 1998, is enclosed with this proxy statement. A representative of Ernst & Young LLP, the independent auditors which examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the annual report presented by shareholders at the annual meeting.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of CVB.

                             ADDITIONAL INFORMATION

         Upon written request of any shareholder, a copy of CVB's report on Form 10-K for its fiscal year ended December 31, 1998, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, may be obtained, without charge from Jann Allen Weaver, Chief Financial Officer, Codorus Valley Bancorp, Inc., Codorus Valley Corporate Center, 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887.

                          CODORUS VALLEY BANCORP, INC.
                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred
L. Lackey or George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Codorus Valley Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 18, 1999, at 9:00 a.m., Eastern Daylight Time, at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, and at any adjournment or postponement of the meeting as follows:

1.     ELECTION OF CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

       D. Reed Anderson, Esq. MacGregor S. Jones   Larry J. Miller

       [ ] FOR all nominees                       [ ] WITHHOLD AUTHORITY
           listed above (except                       to vote for all nominees
           as marked to contrary below)               listed above

          The Board of Directors recommends a vote FOR these nominees.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
          NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

       [ ]  FOR               [ ]  AGAINST                    [ ] ABSTAIN

        The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------

  3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

  Dated: ______________________, 1999
                                            ---------------------------------
                                                       Signature

                                            ---------------------------------
  Number of Shares Held of Record                       Signature
  on March 26, 1999

  ----------------

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED
PROMPTLY TO CODORUS VALLEY BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                 [LETTERHEAD OF CODORUS VALLEY BANCORP, INC.]


                                  April 8, 1999

Dear Dividend Reinvestment and Stock Purchase Plan Participant:


         As a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the Plan Administrator, Norwest Bank Minnesota, N.A., to vote the shares that are held on your behalf in the plan at the 1999 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. To instruct the plan administrator as to how you would like these shares voted at the annual meeting, please complete the enclosed Voting Instruction Card/Proxy. At the annual meeting, in accordance with the plan, the plan administrator will vote the shares held in the plan for which participants have executed and returned a Voting Instruction Card/Proxy.

         Enclosed is a copy of Codorus Valley Bancorp, Inc.'s Notice of Annual Meeting and proxy statement in connection with the 1999 annual meeting of shareholders and a copy of Codorus Valley Bancorp, Inc.'s 1998 annual report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the plan administrator in the enclosed envelope.

         If you have any questions, please contact the undersigned at (717) 747-1519 or (800) 646-1970.

                                         Sincerely,

                                         /s/ Larry J. Miller
                                         ------------------------
                                         Larry J. Miller
                                         President and Chief Executive Officer

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 1999
                       ---------------------------------

         The undersigned hereby constitutes and appoints Norwest Bank Minnesota,
N. A. proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. that the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. to be held at Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403, on Tuesday, May 18, 1999 at 9:00 a.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

1.     ELECTION OF CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

       D. Reed Anderson, Esq.   MacGregor S. Jones       Larry J. Miller

         [ ]   FOR all nominees                   [ ]    WITHHOLD AUTHORITY
               listed above (except                      to vote for all
               as marked to the                          nominees listed
               contrary below)                           above

          The Board of Directors recommends a vote FOR these nominees.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
          NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED
          BELOW.)

-----------------------------------------------------------------------------
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

         [ ]   FOR             [ ]    AGAINST            [ ]    ABSTAIN

           The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

                           Dated: __________________________________, 1999


                           -----------------------------------------------
                           Signature(s) of Shareholders
                           Plan Participant


                           -----------------------------------------------
                           Signature(s) of Shareholders
                           Plan Participant

Number of Shares Held of
Record on March 26, 1999

------------------------


         THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

         PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.